                                                                  EXHIBIT 24(a)

                               DUKE POWER COMPANY

                                POWER OF ATTORNEY

                                    FORM 10-K

                  Annual Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934
                   For the fiscal year ended December 31, 1995
                                 (Annual Report)


         The undersigned DUKE POWER COMPANY, a North Carolina corporation and certain of its officers and/or directors, do each hereby constitute and appoint
W. H. Grigg, Richard J. Osborne, Ellen T. Ruff, Jeffrey L. Boyer, and each of them, to act as attorneys-in-fact for and in the respective names, places, and stead of the undersigned, to execute, seal, sign, and file with the Securities and Exchange Commission the Annual Report of said Duke Power Company on Form 10-K and any and all amendments thereto, hereby granting to said attorneys-in-fact, and each of them, full power and authority to do and perform all and every act and thing whatsoever requisite, necessary, or proper to be done in and about the premises, as fully to all intents and purposes as the undersigned, or any of them, might or could do if personally present, hereby ratifying and approving the acts of said attorneys-in-fact.

         Executed the 27th day of February, 1996.



                                   DUKE POWER COMPANY


                                   By                     W. H. Grigg
                                         Chairman and Chief Executive Officer

(Corporate Seal)


ATTEST:


        Robert T. Lucas III
        Assistant Secretary

              W. H. Grigg                   Chairman and Chief Executive Officer
              W. H. Grigg                   (Principal Executive Officer and Director)


         Richard J. Osborne                 Senior Vice President and Chief Financial
         Richard J. Osborne                 Officer (Principal Financial Officer)


            Jeffrey L. Boyer                 Controller (Principal Accounting Officer)
            Jeffrey L. Boyer


          G. Alex Bernhardt                  (Director)
          G. Alex Bernhardt


          Crandall C. Bowles                 (Director)
          Crandall C. Bowles


           Robert J. Brown                   (Director)
           Robert J. Brown


           William A. Coley                  (Director)
           William A. Coley


         Steve C. Griffith, Jr.              (Director)
         Steve C. Griffith, Jr.


                                             (Director)
            Paul H. Henson


     George Dean Johnson, Jr.               (Director)
     George Dean Johnson, Jr.


                                            (Director)
            James V. Johnson


             W. W. Johnson                  (Director)
             W. W. Johnson


              Max Lennon                    (Director)
              Max Lennon


           James G. Martin                  (Director)
           James G. Martin


             Buck Mickel                     (Director)
             Buck Mickel


           Richard B. Priory                 (Director)
           Richard B. Priory


      Russell M. Robinson, II                (Director)
      Russell M. Robinson, II




